MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Corporate Presentation November 2019 Exhibit 99.1

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q3 2019 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. NASDAQ : MNTX

Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are primarily sold through independent dealers, worldwide. OVERVIEW NASDAQ : MNTX

Straight-Mast and Knuckle Boom Cranes OUR PRIMARY PRODUCTS Series PM KNUCKLE BOOM CRANES Series PL DISTRIBUTION CRANES Series SC SKY CRANES Series TC STRAIGHT-MAST CRANES Series TM TRACTOR MOUNT CRANES Series OS AERIAL WORK PLATFORMS NASDAQ : MNTX

Company Timeline NASDAQ : MNTX 2002 2003 2006 2007 2008 2009 MARCH Manitowoc (NYSE:MTW) acquires Grove JANUARY Manitowoc divests Manitex (Manitowoc Texas) JULY Manitex merges into Veri-Tek, Intl. (VCC) NOVEMBER Veri-Tek Acquires LiftKing JULY VCC acquires Noble forklift MAY Name changed to Manitex International and listed on Nasdaq (MNTX) OCTOBER Crane & Machinery and Schaeff Forklift acquired JULY Acquires Badger Equipment Co. DECEMBER Acquires Load King Trailers JULY CVS Operating Agreement 2010 JULY Closes Acquisition of CVS 2011 2013 JULY Acquires Sabre Manufacturing LLC NOVEMBER Acquires Valla SpA of Piacenza, Italy 2014 DECEMBER Closes agreement with Terex for 51% of ASV 2015 JANUARY Closes on PM Group SpA transaction DECEMBER Announces sale of Load King trailers 2016 OCTOBER Announces sale of LiftKing DECEMBER Announces sale of CVS Ferrari; Refinancing of ASV MAY Announces spin-off/IPO of ASV 2017 2018 FEBRUARY Sells ½ of remaining ASV shares MAY Announces $32.7 M Tadano Investment 2019 MAY Announced first order to Tadano for PM Manitex boomtrucks for Asian markets AUGUST Names Steve Filipov Chief Executive Officer; David Langevin is Executive Chairman

Steve Filipov – CEO NASDAQ : MNTX Joined Manitex on September 1, 20019 Global executive 30 years industrial manufacturing experience 25 years at a NYSE publicly traded corporation (TEX) 15 years experience living internationally Over $3B in M&A transactions Significant experience in integration and turnarounds Most recently as the President of Terex Cranes ($1.5B in revenues), from November 2016 until the sale of Demag Mobile Cranes to Tadano at the end of July 2019.

Tadano Investment NASDAQ : MNTX MAY 2018 Approximately 2.9M shares of MNTX @ $11.19 /share for $32.7 million; Tadano owns 14.9% of Manitex Tadano names Ingo Schiller, President and Chief Executive Officer of Tadano America Corporation to the Manitex Board of Directors Tadano, with over $1.7 billion in global annual sales, and more than 3,300 employees, is one of the premier crane companies in the world with a global dealer and distribution network Prior to the transaction Tadano had NO knuckle boom crane in its product portfolio With proceeds, Manitex has paid down debt, and has ample capital to procure the necessary components and assemblies to keep up with its growing backlog, and allocate the proper resources to integrate PM Group and accelerate market penetration and margin expansion

PM – Next Stage of Growth NASDAQ : MNTX Dedicated Team Manufacturing Excellence Improve Parts Execution Safety & Quality Portfolio Management Expand Network Supply Chain Management Parts & Service Refresh Our Core Competence Expand & Innovate

$2.3 Billion Globally (Management Estimates) NASDAQ : MNTX THE KNUCKLE BOOM MARKET Large Market of $2.3 BN far exceeds that of straight mast boom truck market (Global) Opportunity to increase PM Group North American market presence through Manitex distribution/dealer network PM has a geographically diverse customer base PM PEAK SALES OF $150 MILLION IN 2008 NORTH AMERICAN KNUCKLE BOOM MARKET IS GROWING PRINCIPAL INDUSTRY PARTICIPANTS KNUCKLE BOOM MARKET WORLDWIDE SALES (US$, MILLIONS) PM GROUP TTM REVENUES (US$, MILLIONS)

Growth Roadmap NASDAQ : MNTX $242M REVS 17.8% GM $18M Adjusted EBITDA 7.2% Adjusted EBITDA Margin $300M - $350M REVS 20% - 22% GM $30M - $40M Adjusted EBITDA 10%+ EBITDA Margin 2018 WHERE WE’LL BE IN 2-3YRS PM growth in Asia, No. America and globally, through Tadano partnership Return to “mid-cycle” performance and ongoing replacement cycle demand for straight-mast cranes New Products PM PEAK SALES OF $150 MILLION IN 2008

Our Primary Regions WORLDWIDE SERVICE 23% Western and Eastern Europe 61% North and Central America 3% Middle East 11% South America 2% Asia and Africa NASDAQ : MNTX

Knuckle Booms PM CRANES Straight-Mast MANITEX CRANES END-MARKETS: CONSTRUCTION, LOGISTICS, UTILITY, ENERGY, MILITARY, RAIL LIFTING CAPACITY: 1 – 80 US TONS (1-250 T-M) ESTIMATED 2018 UNIT VOLUME (MARKET): 50,000 FEATURES: MATERIAL CARRYING CAPABILITY, EASE OF USE, BROAD MARKET USAGE END MARKETS: CONSTRUCTION, UTILITY, ENERGY, RENTAL, MINING, ADVERTISING, RAILROAD LIFTING CAPACITY: 17 – 70 US TONS ESTIMATED 2018 UNIT VOLUME (MARKET): 2,500 FEATURES: HIGH LIFTING RANGE, DIVERSE END-MARKET APPLICATIONS VS NASDAQ : MNTX

Lifting equipment market - Straight-mast NASDAQ : MNTX OVERVIEW Approximately 15 PPT market share gain in past 5 years while more broadly diversifying weight class (tonnage) distribution; Manitex market share increasing through 2018 Important new products launched within the past 36 months in the 20, 22, 30, AND 40 ton classes Increased penetration of 40-, 45- and 50- ton cranes with aerial work platforms for utility, telecom and wind construction/maintenance Industry orders strengthened in 2018 due to used equipment market normalization and strength in construction, utility, and energy. Manitex industry forecast for 2019 is 1,200 units vs. 1,162 in 2018 Order activity in 2019 has been 55% for cranes over 30 tons and 45% for under 30 tons Cranes in the field from ‘04-’07 cyclical peak are 11-plus years old which is creating “replacement cycle” activity

Replacements Parts & Service NASDAQ : MNTX Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Proprietary e-commerce system implemented in principal operations

Products, End Market, Drivers OPERATING COMPANIES Straight-mast boom trucks and cranes Sign cranes Parts Knuckle boom cranes Truck-mounted aerial platforms Specialized equipment for liquid storage & containment 8,000-21,000 gallon capacities Precision pick & carry cranes Rough terrain cranes Specialized construction equipment Parts Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors Product development Growing acceptance of knuckle booms in North American markets Oil and gas exploration creating demand Product development Reputation for quality & innovation Serves a market of over $1B annually Strong end market demand for specialized, competitively differentiated products Environmental (electric) or hazardous (spark free) developments Product development Equipment replacement cycle in small tonnage flexible cranes for refinery market More efficient product offering across end markets Power transmission/Utility Industrial projects Infrastructure development Construction Energy Construction Infrastructure Utilities Energy Petrochemical Waste management Automotive Chemical / petrochemical Infrastructure development Aerospace Construction Railroad Construction Refineries Municipality NASDAQ : MNTX

Experienced Management Team NASDAQ : MNTX Steve Filipov, Chief Executive Officer (as of 9/1/19) 25+ years principally with Terex (international, global crane divisions) David Langevin, Executive Chairman 30+ years, principally at Terex Corporation Steve Kiefer, President & COO 25+ years principally with Eaton Corp. and industrial companies Laura Yu, CFO 20+ years in senior-level executive corporate finance for public Fortune 500 industrial companies Sherman Jung, Vice President of Financial Reporting 20+ years in financial operations and SEC Reporting Scott Rolston, SVP Strategic Planning 30+ years principally with Manitex and Manitowoc

MANITEX INTERNATIONAL, INC. Financial Overview

Financial Summary NASDAQ : MNTX | *Reported results, prior to ASV and PM transactions ** Backlog is AS OF 10/31/19 KEY STATISTICS $000, except % as adjusted Q3 2019 Q2 2019 2018 2017 2013* 2012* Revenues $51,941 $60,969 $242,107 $213,112 $245,072 $205,249 Gross Margin (%) 15.6% 17.8% 19.4% 19.8% 19.0% 19.7% Adjusted EBITDA $1,912 $3,771 $17,409 $13,765 $21,483 $17,957 Adj. EBITDA Margin (%) 3.7% 6.2% 7.2% 6.5% 8.8% 8.7% Adjusted Net income (loss) $(30) $1,108 $6,018 $3,278 $10,178 $8,077 Backlog** $63,100** $56,625 $66,735 $61,530 $77,281 $130,352 Stock Price (9/30/19) $6.65 per share Market Cap (9/30/19) $131.0 M Total Ent. Value (9/30/19) $181.3 M Ticker / Exchange MNTX/Nasdaq CM Wtd Avg Basic Shares (9/30/19) 19.7 M Wtd Avg Diluted Shares (9/30/19) 19.7 M Total NET Debt (9/30/19) $ 50.3 M CAPITALIZATION

Balance Sheet Summary NASDAQ : MNTX (in thousands $) Sep 30, 2019 DECEMBER 31, 2018 Cash, Restricted, Marketable Securities 20,300 24,508 Current Assets 129,954 131,993 Property Plant & Equipment 19,351 20,249 Goodwill and other Intangible Assets 49,177 61,071 Other Long term Assets 4,267 3,936 Total Assets $202,749 $217,249 Current Liabilities 67,048 72,954 Long term Debt 48,589 49,883 Other Long term liabilities 7,819 6,408 Total Liabilities 123,456 129,245 Stockholders’ equity-Manitex International 79,293 88,004 Liabilities and stockholders’ equity $202,749 $217,249

Debt Summary USD millions Q3 2019 Q4 2018 Q3 2018 Working capital borrowings $21.5 $22.7 $21.5 Bank term debt 21.9 23.1 26.7 Capital leases 5.2 5.5 5.6 Convertible notes 22.0 21.7 21.6 Revolver - - - Total debt $70.6 $73.0 $75.4 Total cash and marketable equity securities $20.3 $24.5 $25.9 Net debt $50.3 $48.5 $49.5

Debt Details

Grow higher margin businesses Adjusted EBITDA Target of 10%+ CEO Summary NASDAQ : MNTX Core Manitex “stick” boom crane products maintaining market share in a down market PM Group presents the opportunity to grow and diversify into new markets SG&A Target 10% - 12% sales Focus on material cost reductions 2%-3% Solid foundations and Global brands positioned to drive improved Shareholder Returns

Steve Filipov, CEO Manitex International 708-237-2054 sfilipov@manitex.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com MANITEX INTERNATIONAL, INC. NASDAQ: MNTX November 2019